EXHIBIT 10.10

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (I) PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (II) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE COMPANY, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR STATE SECURITIES LAW.

                                 AUGUST 31, 1998

                               FIRST RESERVE, INC.
                          COMMON STOCK PURCHASE WARRANT

                     The Transferability of this Warrant is
                   Restricted as Provided in SECTION 3 hereof.

                                                               500,000 Warrants

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by FIRST RESERVE, INC., a Florida corporation, and its successor by merger or consolidation (the "Company"), VALORSEC Verwaltungs & Treu-Anstalt, a Swiss company, is hereby granted the right to purchase, subject to redemption hereof in accordance with SECTION 7 hereof, at the initial exercise price of three dollars ($3.00) per share (subject to adjustment as set forth herein), five hundred thousand (500,000) shares of Common Stock of the Company (the "Shares"). Each Common Stock Purchase Warrant ("Warrant") may be exercised from the date hereof until August 31, 2003. The Shares and the Warrants are sometimes referred to herein as the "Securities."

         Each Warrant initially is exercisable at a price of three dollars ($3.00) per Share payable in cash or by certified or official bank check in New York Clearing House funds, subject to adjustments as provided in SECTION 6 hereof. Upon surrender of this Warrant, with the annexed Subscription Form duly executed, together with payment of the Purchase Price (as hereinafter defined) for the Shares purchased at the offices of the Company, the registered holder of this Warrant (the "Holder") shall be entitled to receive a certificate or certificates for the Shares so purchased.

        1.        EXERCISE OF WARRANT.

                  The purchase rights represented by this Warrant are exercisable at the option of the Holder, in whole or in part (but not as to fractional Shares underlying this Warrant), during any period in which this Warrant may be exercised as set forth above. In the case of the purchase of less than all the Shares purchasable under this Warrant, the Company shall cancel this Warrant certificate upon the surrender hereof and shall execute and deliver a new Warrant of like tenor for the balance of the Shares purchasable hereunder.

        2.        ISSUANCE OF CERTIFICATES.

         Upon the exercise of this Warrant and payment in full for the Shares, the issuance of certificates for Shares underlying this Warrant shall be made forthwith (and in any event within five (5) business days thereafter) without charge to the Holder, including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of SECTION 3 hereof) be issued in the name of, or in such names as may be directed by, the Holder; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The certificates representing the Shares underlying this Warrant shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future President or Vice President and Secretary or Assistant Secretary of the Company.

        3.        RESTRICTION ON TRANSFER.

         Neither this Warrant nor any Share issuable upon exercise hereof has been registered under the Securities Act of 1933, as amended (the "Securities Act"), and none of such securities may be offered, sold, pledged, hypothecated, assigned or transferred except (i) pursuant to a registration statement under the Securities Act which has become effective and is current with respect to such securities, or, (ii) pursuant to a specific exemption from registration under the Securities Act but only upon a Holder hereof first having obtained the written opinion of counsel to the Company, or other counsel reasonably acceptable to the Company, that the proposed disposition is consistent with all applicable provisions of the Securities Act as well as any applicable "Blue Sky" or similar state securities law. Upon exercise, in part or in whole, of this Warrant, each certificate issued representing the Shares shall bear a legend to the foregoing effect.

        4.        REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED

                 4.1 THE COMPANY'S REGISTRATION. As soon as practicable, but in any event not later than 90 days after the Company is a "reporting company" pursuant to the Securities Exchange Act of 1937, as amended, (the "Exchange Act") the Company shall prepare and file with the Securities and Exchange Commission (the "Commission"), a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of counsel for the Company and counsel for the holders of the Securities and of any other securities of the Company with registration rights similar to those granted in this Section 4 (collectively, the "Registration Rights Holders"), in order to comply with the provisions of the Securities Act, so as to permit a public offering and sale of the Shares, (the "Registration Rights Securities") for a consecutive period ending twenty-four (24) months after the earlier of (i) the full exercise and (ii) the expiration, of all of the Warrants. The costs and expenses associated with the preparation, filing and prosecution of such registration statement(s) shall be borne by the Company.

                 4.2 COVENANTS WITH RESPECT TO REGISTRATION. In connection with any registration under Section 4.1 hereof, the Company covenants and agrees as follows:

                           (a) The Company shall pay all costs (excluding fees
and expenses of Registration Rights Holder(s)' counsel and any underwriting or selling commissions or other charges of any broker-dealer acting on behalf of Registration Rights Holder(s)), fees and expenses in connection with all registration statements filed pursuant to Section 4.1 hereof including, without limitation, the Company's legal and accounting fees, printing expenses and blue sky fees and expenses.

                           (b) The Company will take all necessary action which
may be required in qualifying or registering the securities included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Registration Rights Holder(s), provided that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

                           (c) The Company shall indemnify the Registration
Rights Holder(s), each of their directors and officers and each person, if any, who controls such Registration Rights Holder(s) within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or any other statute, common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Registration Rights Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, the National Association of Securities Dealers, Inc., The Nasdaq Stock Market or any securities exchange, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements contained therein not misleading, unless such statement or omission was made in reliance upon and in strict conformity with written information furnished to the Company by the Registration Rights Holder(s) expressly for use in such registration statement, any amendment or supplement thereto or any application, as the case may be. If any action is brought against the Registration Rights Holder(s) or any controlling person of the Registration Rights Holder(s) in respect of which indemnity may be sought against the Company pursuant to this Section 4.2(c), the Registration Rights Holder(s) or such controlling person shall, within thirty (30) days after the receipt of a summons or complaint, notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and payment of reasonable fees and expenses of counsel (which counsel shall be reasonably satisfactory to the Registration Rights Holder(s) or such controlling person), but the failure to give such notice shall not affect such indemnified person's right to indemnification hereunder except to the extent that the Company's defense of such action was materially adversely affected thereby. The Registration Rights Holder(s) or such controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Registration Rights Holder(s) or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, or the Company shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the fees and expenses of not more than one additional firm of attorneys for all of the Registration Rights Holder(s) and/or such controlling person shall be borne by the Company. Except as expressly provided in the previous sentence, in the event that the Company shall have assumed the defense of any such action or claim, the Company shall not thereafter be liable to the Registration Rights Holder(s) or such controlling person in investigating, preparing or defending any such action or claim. The Company agrees to notify promptly the Registration Rights Holder(s) of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the resale of any of the Registration Rights Securities in connection with such registration statement. The Company further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Company has indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Section 4.2(c), any such payment or reimbursement by the Company of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against any Registration Rights Holder or such indemnified person as a direct result of any Registration Rights Holder or such person's gross negligence or willful misfeasance will be promptly repaid to the Company.

                           (d) The Registration Rights Holder(s), and their
successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or any other statute, common law or otherwise, arising from written information furnished by or on behalf of such Registration Rights Holder(s), or their successors or assigns, expressly for use in such registration statement. The Registration Rights Holder(s) further agree(s) that upon demand by an indemnified person, at any time or from time to time, they will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Registration Rights Holder(s) have indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Section 4.4(d), any such payment or reimbursement by the Registration Rights Holder(s) of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against the Company or such indemnified person as a direct result of the Company or such person's gross negligence or willful misfeasance will be promptly repaid to the Registration Rights Holder(s).

                           (e) Nothing contained in this Agreement shall be
construed as requiring the Registration Rights Holder(s) to convert, exchange or exercise any securities convertible, exchangeable or exercisable for Common Stock prior to the initial filing of any registration statement or the effectiveness thereof.

        5.        PRICE.

                  INITIAL AND ADJUSTED PURCHASE PRICE. The term "Purchase Price" herein shall mean the initial purchase price or the adjusted purchase price, depending upon the context. The initial purchase price shall be three dollars ($3.00) per Share. The adjusted purchase price shall be the price which shall result from time to time from any and all adjustments of the initial purchase price in accordance with the provisions of SECTION 6 hereof.

        6. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES OR COMMON STOCK DELIVERABLE.

                           (a) (i) Except as hereinafter provided, in the event
the Company shall, at any time or from time to time after the date hereof, sell any shares of Common Stock for a consideration per share less than the Purchase Price or issue any shares of Common Stock as a stock dividend to the holders of Common Stock, or subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares (any such sale, issuance, subdivision or combination being herein called a "Change of Shares"), then, and thereafter upon each further Change of Shares, the Purchase Price for the Warrants (whether or not the same shall be issued and outstanding) in effect immediately prior to such Change of Shares shall be changed to a price (including any applicable fraction of a cent to the nearest cent) determined by dividing (A) the sum of
(x) the total number of shares of Common Stock outstanding immediately prior to such Change of Shares, multiplied by the Purchase Price in effect immediately prior to such Change of Shares, and (y) the consideration, if any, received by the Company upon such sale, issuance, subdivision or combination by (B) the total number of shares of Common Stock outstanding immediately after such Change of Shares; PROVIDED, HOWEVER, that in no event shall the Purchase Price be adjusted pursuant to this computation to an amount in excess of the Purchase Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock.

                  For the purposes of any adjustment to be made in accordance with this SECTION 6(a)(i) the following provisions shall be applicable:

                  (A) In case of the issuance or sale of shares of Common Stock (or of other securities deemed hereunder to involve the issuance or sale of shares of Common Stock) for a consideration part or all of which shall be cash, the amount of the cash portion of the consideration therefor deemed to have been received by the Company shall be (i) the subscription price, if shares of Common Stock are offered by the Company for subscription, or (ii) the public offering price (before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith), if such securities are sold to underwriters or dealers for public offering without a subscription offering, or (iii) the gross amount of cash actually received by the Company for such securities, in any other case.

                  (B) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company, and otherwise than on the exercise of options, rights or warrants or the conversion or exchange of convertible or exchangeable securities) of shares of Common Stock (or of other securities deemed hereunder to involve the issuance or sale of shares of Common Stock) for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash deemed to have been received by the Company shall be the value of such consideration as determined in good faith by the Board of Directors of the Company on the basis of a record of values of similar property or services.

                  (C) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

                  (D) The reclassification of securities of the Company other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (B) of this SECTION 6(a)(i).

                  (E) The number of shares of Common Stock at any one time outstanding shall be deemed to include the aggregate maximum number of shares issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights or warrants and upon the conversion or exchange of convertible or exchangeable securities.

                           (ii) Upon each adjustment of the Purchase Price
pursuant to this SECTION 6, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be the number derived by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment by the Purchase Price in effect prior to such adjustment and dividing the product so obtained by the applicable adjusted Purchase Price.

                           (b) In case the Company shall at any time after the
date hereof issue options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share (determined as provided in SECTION 6(a)(i) hereof and as provided below) less than the Purchase Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities,.or without consideration (including the issuance of any such securities by way of dividend or other distribution), the Purchase Price for the Warrants (whether or not the same shall be issued and outstanding) in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making the computation in accordance with the provisions of SECTION 6(a)(i) hereof, provided that:

                  (A) The aggregate maximum number of shares of Common Stock, as the case may be, issuable or that may become issuable under such options, rights or warrants (assuming exercise in full even if not then currently exercisable or currently exercisable in full) shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration, if any, received by the Company for such options, rights or warrants; PROVIDED, HOWEVER, that upon the expiration or other termination of such options, rights or warrants, if any thereof shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding pursuant to this subsection (A) (and for the purposes of subsection (E) of SECTION 6(a)(i) hereof) shall be reduced by the number of shares as to which options, warrants and/or rights shall have expired, and such number of shares shall no longer be deemed to be issued and outstanding, and the Purchase Price then in effect shall forthwith be readjusted and thereafter be the price that it would have been had adjustment been made on the basis of the issuance only of the shares actually issued plus the shares remaining issuable upon the exercise of those options, rights or warrants as to which the exercise rights shall not have expired or terminated unexercised.

                  (B) The aggregate maximum number of shares of Common Stock issuable or that may become issuable upon conversion or exchange of any convertible or exchangeable securities (assuming conversion or exchange in full even if not then currently convertible or exchangeable in full) shall be deemed to be issued and outstanding at the time of issuance of such securities, for a consideration equal to the consideration received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof; PROVIDED, HOWEVER, that upon the termination of the right to convert or exchange such convertible or exchangeable securities (whether by reason of redemption or otherwise), the number of shares of Common Stock deemed to be issued and outstanding pursuant to this subsection
(B) (and for the
purposes of subsection (E) of SECTION 6(a)(i) hereof) shall be reduced by the number of shares as to which the conversion or exchange rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding, and the Purchase Price then in effect shall forthwith be readjusted and thereafter be the price that it would have been had adjustment been made on the basis of the issuance only of the shares actually issued plus the shares remaining issuable upon conversion or exchange of those convertible or exchangeable securities as to which the conversion or exchange rights shall not have expired or terminated unexercised.

                  (C) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in subsection (A) of this SECTION 6(b), or in the price per share or ratio at which the securities referred to in subsection (B) of this SECTION 6(b) are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, to the extent not theretofore exercised, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities.

                           (c) In case of any reclassification or change of
outstanding shares of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a Subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock issuable upon exercise of the Warrants), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company, or such successor or purchasing corporation, as the case may be, shall make lawful and adequate provision whereby the Registered Holder of each Warrant then outstanding shall have the right thereafter to receive on exercise of such Warrant the kind and amount of securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of securities issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and shall forthwith file at the Company's corporate office a statement signed by its Chariman of the Board, President or a Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary evidencing such provision. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in SECTIONS 6(a) and 6(b) hereof. The above provisions of this SECTION 6(c) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

                           (d) Irrespective of any adjustments or changes in the
Purchase Price or the number of shares of Common Stock purchasable upon exercise of the Warrants, the Warrant Certificates theretofore and thereafter issued shall, unless the Company shall exercise its option to issue new Warrant Certificates pursuant to the terms hereof, continue to express the Purchase Price per share and the number of shares purchasable thereunder as the Purchase Price per share and the number of shares purchasable thereunder were expressed in the Warrant Certificates when the same were originally issued.

                           (e) After each adjustment of the Purchase Price
pursuant to this SECTION 6, the Company will promptly prepare a certificate signed by the Chairman of the Board, President, or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth: (i) the Purchase Price as so adjusted, (ii) the number of shares of Common Stock purchasable upon exercise of each Warrant, after such adjustment, and (iii) a brief statement of the facts accounting for such adjustment. The Company will promptly file such certificate with the Company and cause a brief summary thereof to be sent by ordinary first class mail to each Registered Holder at his last address as it shall appear on the registry books of the Company. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity thereof except as to the holder to whom the Company failed to mail such notice, or except as to the holder whose notice was defective. The affidavit of an officer of the Company or the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

                           (f) No adjustment of the Purchase Price shall be made
as a result of or in connection with (A) the issuance or sale of shares of Common Stock pursuant to options, warrants, stock purchase agreements and convertible or exchangeable securities outstanding or in effect on the date hereof, (B) the issuance or sale of shares of Common Stock upon the exercise of any "incentive stock options" (as such term is defined in the Internal Revenue Code of 1986, as amended), whether or not such options were outstanding on the date hereof, or (C) the issuance or sale of shares of Common Stock if the amount of said adjustment shall be less than ten cents ($.10); PROVIDED, HOWEVER, that in such case, any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment that shall amount, together with any adjustment so carried forward, to at least ten cents ($.10). In addition, Holders shall not be entitled to cash dividends paid by the-Company prior to the exercise of any Warrant or Warrants held by them.

        7.        MERGER OR CONSOLIDATION.

         In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding common stock of the Company), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger by a holder of the number of shares of Common Stock of the Company for which its Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in SECTION 6. The above provisions of this SECTION shall apply to successive consolidations or mergers.

        8.        EXCHANGE AND REPLACEMENT OF WARRANT.

         This Warrant is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company for a new Warrant of like tenor and date representing in the aggregate the right to purchase the same number of Shares as are purchasable hereunder in such denominations as shall be designated by the Holder hereof at the time of such surrender.

                  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.

        9.        ELIMINATION OF FRACTIONAL INTERESTS.

         The Company shall not be required to issue certificates representing fractions of Shares on the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated.

       10.        RESERVATION OF SECURITIES.

         The Company shall at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of Shares as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Purchase Price therefor, all Shares issuable upon such exercise shall be duly and validly issued, fully paid and nonassessable.

       11.        NOTICES TO WARRANT HOLDERS.

         Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company.

       12.        NOTICES.

         All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed or sent by certified, registered, or express mail, postage prepaid, and shall be deemed given when so delivered personally, telegraphed or, if mailed, five days after the date of deposit in the United States mails, as follows:

                  (a)      If to the Company, to:

                                    First Reserve, Inc.
                                    1360 South Dixie Highway
                                    Coral Gables, Florida 33146
                                    Attn: Allen C. Harper

                           (b) If to the Holder, to the address of such Holder
as shown on the books of the Company.

       13.        SUCCESSORS.

         All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

       14.        HEADINGS.

         The headings in this Warrant are inserted for purposes of convenience only and shall have no substantive effect.

       15.        LAW GOVERNING.

         This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of Florida, without giving effect to conflicts of law, rules or principles.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its corporate name by, and such signature to be attested to by, a duly authorized officer and has caused its corporate seal to be affixed hereto on the date first above written.

                                    FIRST RESERVE, INC.

                                    By:     /S/ ALLEN C. HARPER
                                       ------------------------
                                                Allen C. Harper
                                                Chairman and CEO

Attest:

/S/ JAMES E. NEWMEYER
----------------------------
James E. Newmeyer, Secretary

                                SUBSCRIPTION FORM

                    (To be Executed by the Registered Holder
                        in order to Exercise the Warrant)

         The undersigned hereby irrevocably elects to exercise the right to purchase Shares represented by this Warrant in accordance to the conditions hereof and herewith makes payment of the Purchase Price of such Shares in full.

                                 VALORSEC Verwaltungs & Treu-Anstalt

                                 By:    /S/ FABIO ROSSI
                                    ----------------------------------
                                            Fabio Rossi
                                            Director

                                 By:   /S/MARCO CASPESCHA
                                    ----------------------------------
                                          Marco Caspescha
                                          Director

                                 Via Cantonale 16
                                 6900 Lugano
                                 Switzerland